UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 1, 2023

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland	(Urban Edge Properties)	001-36523	(Urban Edge Properties)	47-6311266
Delaware	(Urban Edge Properties LP)	333-212951-01	(Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York	NY	10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-2556

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange
Urban Edge Properties LP

Title of class of registered securities	Trading symbol	Name of exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Urban Edge Properties - Emerging growth company   ☐      Urban Edge Properties LP - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
        Urban Edge Properties ☐                   Urban Edge Properties LP ☐

This Current Report on Form 8-K is filed by Urban Edge Properties, a Maryland real estate investment trust (the “Company”), and Urban Edge Properties LP, a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership“). The Company is the sole general partner of the Operating Partnership.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Trustee
On February 28, 2023, the Board of Trustees of the Company (the "Board") voted to appoint Catherine D. Rice as a trustee effective March 15, 2023, to serve until the Company’s 2023 annual meeting of shareholders. Pursuant to the vote by the Board, Ms. Rice accepted the offer on March 1, 2023. The Board did not appoint Ms. Rice to serve on any committees of the Board at the time of her appointment.
Ms. Rice is a seasoned leader with an extensive background in the real estate and financial industries and on public company boards. Her more than thirty-five years of experience includes key management and CFO roles with public and private real estate companies and deep expertise in the public and private capital markets where she has been involved in over $50 billion of capital-raising and financial advisory transactions.
Ms. Rice served as an independent Director of Store Capital (formerly NYSE: STOR) from 2017 to February 2023 when it was acquired by GIC and Oak Street and currently serves as independent Chairperson at BrightSpire Capital (NYSE: BRSP) and as an independent Director of RMG Acquisition Corp. III (NASQ: RMGCU).
From 2013 to 2016, Ms. Rice served as the Senior Managing Director and Chief Financial Officer of W.P. Carey (NYSE: WPC), one of the largest net-lease REITs, where she was responsible for financial strategy and public capital-raising initiatives and was also a member of the Operating and Investment Committees. Prior to joining W.P. Carey, she was Managing Principal at Parmenter Realty Partners from 2010 to 2012, an institutional real estate investment, management and development firm, and prior to that, served for seven years as the Chief Financial Officer of iStar Financial (NYSE: STAR), a publicly traded finance company focused on the commercial real estate industry.
Ms. Rice also has more than fifteen years of experience serving in senior roles at Merrill Lynch, Lehman Brothers and Banc of America Securities where she worked as a real estate investment banker focused on capital-raising, REIT IPO’s, public and private debt and equity offerings, and strategic advisory services. Ms. Rice received a B.A. degree from the University of Colorado and an M.B.A. from Columbia University.
The Company and Ms. Rice have entered into an indemnification agreement, effective as of her appointment, in substantially the same form as the indemnification agreements that the Company has entered into with each of its existing trustees. A form of the indemnification agreement was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 10.12 to the Annual Report on Form 10-K for the year ended December 31, 2022 of the Company and the Operating Partnership and is incorporated herein by reference. The indemnification agreement requires, among other matters, that the Company indemnify and advance expenses to Ms. Rice to the fullest extent permitted by Maryland law for all expenses and liabilities arising out of any proceeding involving Ms. Rice by reason of her service as a member of the Board.
In connection with her appointment as a trustee, Ms. Rice will receive (i) a grant of restricted common shares, deferred share units or restricted long-term incentive partnership units in the Operating Partnership (“LTIP Units”), at her election, with a grant date fair value of approximately $100,000, that will vest upon grant and (ii) a grant of restricted common shares, deferred share units or restricted LTIP Units, at her election, with a grant date fair value equal to a prorated portion of the $120,000 annual grants that the Company makes to its trustees, based on the number of days remaining until the anniversary of the Company’s 2022 annual meeting of shareholders, that will vest on the day prior to the anniversary of the Company’s 2022 annual meeting of shareholders. The Company’s compensation program for its non-employee trustees is described in the Company’s Proxy Statement for its 2022 annual meeting of stockholders, filed with the Commission on March 25, 2022, and such description is incorporated herein by reference.
There are no arrangements or understandings between Ms. Rice and any other person pursuant to which Ms. Rice was appointed to the Board. There are no transactions in which Ms. Rice has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure.

On March 6, 2023, the Company issued a press release announcing the appointment of Ms. Rice to the Board, a copy of which is furnished herewith as Exhibit 99.1. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing of the Company or the Operating Partnership under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated March 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: March 6, 2023	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President and General Counsel

URBAN EDGE PROPERTIES LP
By: Urban Edge Properties, General Partner

Date: March 6, 2023	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President and General Counsel